SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported):  June 8, 2000
                                                          ------------



                             DELTA WOODSIDE INDUSTRIES, INC.       .
             (Exact name of registrant as specified in its charter)


South  Carolina                        1-10095                     57-0535180
(State or other                     (Commission                   (IRS Employer
jurisdiction  of                    File Number)                 Identification
incorporation)                                                   No.)



                          233 N. Main Street, Suite 200
                        Greenville, South Carolina 29601
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (864) 232-8301
                                                           --------------



          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS

     On  June  8,  2000:

     - Delta Apparel, Inc. ("Delta Apparel"), a wholly-owned subsidiary of Delta Woodside Industries, Inc. ("Delta Woodside"), filed with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Amendment No. 4 to Form 10/A (General Form for Registration of Securities Pursuant to
          Section 12(b) or 12(g) of the Securities Exchange Act of 1934) (File No. 1-15583) (the "Amended Delta Apparel Form 10") to register the shares of common stock (the "Delta Apparel Shares") of Delta Apparel to be distributed by Delta Woodside to the stockholders of Delta Woodside on a pro rata basis when the Delta Apparel distribution described in the Amended Delta Apparel Form 10 occurs; and

     - Duck Head Apparel Company, Inc. ("Duck Head"), a wholly-owned subsidiary of Delta Woodside, filed with the SEC under the Exchange Act Amendment No. 4 to Form 10/A (File No. 1-15585) (the "Amended Duck Head Form 10") to register the shares of common stock (the "Duck Head Shares") of Duck Head to be distributed by Delta Woodside to the stockholders of Delta Woodside on a pro rata basis when the Duck Head distribution described in the Amended Duck Head Form 10 occurs.

     The following portions of the Information Statement of Delta Apparel, included as Exhibit 99.1 to the Amended Delta Apparel Form 10, are incorporated herein by reference: "The Delta Apparel Distribution", "Relationships Among Delta Apparel, Delta Woodside and Duck Head" and "Interests of Directors and Executive Officers in the Delta Apparel Distribution". This information that is incorporated herein by reference is included as Exhibit 99.3 to this Report.

     The following portions of the Information Statement of Duck Head, included as Exhibit 99.1 to the Amended Duck Head Form 10, are incorporated herein by reference: "The Duck Head Distribution", "Relationships Among Duck Head, Delta Woodside and Delta Apparel" and "Interests of Directors and Executive Officers in the Duck Head Distribution". This information that is incorporated herein by reference is included as Exhibit 99.4 to this Report.

     On June 9, 2000, Delta Woodside announced that its Board of Directors has determined that the record date for the Delta Apparel distribution and the record date for the Duck Head distribution will be June 19, 2000, and that the distribution date for the Delta Apparel distribution and the distribution date for the Duck Head distribution will be June 30, 2000. The press release that announced this record date and this distribution date is included as Exhibit
99.5  to  this  Report  and  is  incorporated  herein  by  reference

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Not  applicable.

     (b)     Not  applicable.

     (c)     Exhibits

                2.1 Distribution  Agreement,  dated as of March 15, 2000, by and among Delta Woodside Industries, Inc., DH Apparel Company, Inc. and Delta Apparel, Inc.: Incorporated by reference to
                    Exhibit 2.1 to the Form 10/A of Delta Apparel, Inc. (File No. 1-15583).

               99.1 Information Statement of Delta Apparel,  Inc.:  Incorporated
                    by reference to Exhibit 99.1 to the Form 10/A of Delta Apparel, Inc. (File No. 1-15583).

               99.2 Information  Statement of Duck Head Apparel  Company,  Inc.:
                    Incorporated by reference to Exhibit 99.1 to the Form 10/A of Duck Head Apparel Company, Inc. (File No. 1-15585).

               99.3 The following portions of the Information Statement of Delta
                    Apparel,  included  as  Exhibit  99.1 to the  Amended  Delta
                    Apparel Form 10: "The Delta Apparel Distribution", "Relationships Among Delta Apparel, Delta Woodside and Duck Head" and "Interests of Directors and Executive Officers in the Delta Apparel Distribution".

               99.4 The following portions of the Information  Statement of Duck
                    Head, included as Exhibit 99.1 to the Amended Duck Head Form 10: "The Duck Head Distribution", "Relationships Among Duck Head, Delta Woodside and Delta Apparel" and "Interests of Directors and Executive Officers in the Duck Head Distribution".

               99.5 Press release dated June 9, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DELTA  WOODSIDE  INDUSTRIES,  INC.
                                             (Registrant)


                                             By:  /s/  David  R.  Palmer
                                                  ----------------------
                                                  David  R.  Palmer
                                                  Controller


Date:  June  12,  2000

                                  EXHIBIT INDEX

99.3 The following portions of the Information Statement of Delta Apparel, included as Exhibit 99.1 to the Amended Delta Apparel Form 10: "The Delta Apparel Distribution", "Relationships Among Delta Apparel, Delta Woodside and Duck Head" and "Interests of Directors and Executive Officers in the Delta Apparel Distribution".

99.4 The following portions of the Information Statement of Duck Head, included as Exhibit 99.1 to the Amended Duck Head Form 10: "The Duck Head Distribution", "Relationships Among Duck Head, Delta Woodside and Delta Apparel" and "Interests of Directors and Executive Officers in the Duck Head Distribution".

99.5 Press release dated June 9, 2000.